UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Sizzlin Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN SIZZLIN CORPORATION

May 22, 2004

Dear Fellow Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Western Sizzlin Corporation (the  “Company”) to be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354 on Tuesday, June 22, 2004 at 10:00 a.m. local time.  The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

During the meeting, management will report to you on the activities and progress of the Company during the past year.  Management will also discuss plans for the remainder of the current year.  We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and we hope you can attend in person.  Whether or not you plan to attend the meeting, it is important that your shares be represented.  Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

Sincerely,

Paul C. Schorr, III
Chairman of the Board

WESTERN SIZZLIN CORPORATION

Notice of Annual Meeting of Stockholders

May 22, 2004

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of WesterN SizzliN Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, June 22, 2004, at 10:00 a.m. local time, at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

1.                                       To elect ten Directors to the Board of Directors to serve for the upcoming annual term and until their successors are duly elected; and

2.                                       To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 19, 2004 are entitled to receive notice of and vote at the meeting.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Stockholders attending the meeting may revoke this proxy and vote in person.

Sincerely,

Paul C. Schorr, III
Chairman of the Board

Roanoke, Virginia

WESTERN SIZZLIN CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Western Sizzlin Corporation, a Delaware corporation for use at its 2004 Annual Meeting of Stockholders to be held on June 22, 2004, at 10:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.  The Annual Meeting will be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354.  The Company’s principal executive offices are located at 317 Kimball Avenue NW, Roanoke, Virginia 24016.  The Company’s telephone number is (540) 345-3195.

These proxy solicitation materials were mailed on or about May 21, 2004, to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Stockholders at the close of business on the record date of April 19, 2004 are entitled to receive a notice of and vote at the meeting.  On the Record Date, 12,066,651 shares of the Company’s Common Stock, $0.01 par value, were issued and outstanding.  For information regarding holders of more than 5% of the outstanding Common Stock, see “Election of Directors—Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Proxies given pursuant to this solicitation may be revoked at any time before they have been used.  Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date.  Revocation will also occur if the individual attends the meeting and votes in person.

Voting and Solicitation

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting.  In the election of Directors, each stockholder will be entitled to vote for ten nominees and the nominees with the greatest number of votes will be elected.

The cost of this solicitation will be borne by the Company.  The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners.  Proxies may be solicited by certain of the Company’s Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date.  Shares that are voted “FOR,” “AGAINST,” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares “represented and voting” or “votes cast” at the Annual Meeting with respect to such matter.

Absentees and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determing the number of votes cast with respect to The election of directors.  Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting.  Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications.  In the absence of such specifications, the proxy will be voted for the ten nominees for the Board of Directors, against the stockholder’s proposal and in accordance with the instructions of the Board of Directors as to any other matters.

Deadline for Receipt of Stockholder Proposals

Stockholder proposals which are intended to be presented at the Company’s 2005 Annual Meeting must be received by the Company not later than January 14, 2005, in order that they may be included in the proxy statement and form of proxy for that meeting.  Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

ELECTION OF DIRECTORS

General

Ten Directors are to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company’s ten nominees named below.  In the event that any of the nominees shall be unavailable to serve, the proxy holders will vote in their discretion for a substitute nominee.  It is not expected that any nominee will be unavailable.  The term of office of each person elected as a Director is for a one-year term.

The Nominating Committee of the Board of Directors unanimously recommended the current ten Directors to be the nominees for election at the 2004 annual meeting.  The Board of Directors unanimously selected these nominees.

Vote Required

The ten nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the nominees listed below.

Nominees for Election at the Annual Meeting

The names of the nominees and certain information about them are set forth below:

NAME OF NOMINEE	AGE	POSITION	SINCE
Paul C. Schorr, III (1)	67	Chairman of the Board	1994

Roger D. Sack (3)(4)	69	Director	1995

A. Jones Yorke (1)(4)	72	Director	1999

Titus W. Greene (3)(4)	68	Director	2002

J. Alan Cowart (3)	40	Director	1999

Stanley L. Bozeman, Jr. (2)	48	Director	1995

William E. Proffitt (2)	40	Director	2002

Thomas M. Hontzas (1)(4)	59	Director	2002

Jesse M. Harrington, III (1)	63	Director	2002

Pat Vezertzis (2)	57	Director	2002

(1)                                  Member of Audit Committee

(2)                                  Member of Compensation Committee

(3)                                  Member of Nominating Committee

(4)                               Member of Executive Committee

Paul C. Schorr, III has been a Company Director since August 1, 1994.  Mr. Schorr served as Chairman of the Board of the Company from June 20, 1995 until July 1, 1999, and was re-elected as Chairman on September 27, 2002.  For the past thirteen years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm.  In addition, Mr. Schorr is a Director of Ameritas Life Insurance Corp.; The Schorr Family Company, Inc.; and National Research Corporation (a public company).

Roger D. Sack has served as a Company Director since June 26, 1995.  For the past eighteen years, Mr. Sack has been associated with York Cold Storage Company, a refrigeration and storage company.  Mr. Sack performs strategic planning and financial service for York Cold Storage Company.  In addition, Mr. Sack serves as an Executive Vice President and Director of York Cold Storage Company and Crystal Lake Foods, LLC.

A. Jones Yorke has been a Company Director since May 12, 1999.  Mr. Yorke was previously Chairman and a Director of Auerbach Financial Group, Inc., an investment firm in New York City since July 1998.  Prior to that, Mr. Yorke served as a Senior Officer of Weatherly Securities and Coleman & Company Securities Corporation.  He was previously President of Paine Webber, Inc. and Executive Director of the Securities and Exchange Commission.  He currently serves as Senior Advisor to Guilford Inc., an investment firm in New York City.

Titus W. Greene has been a Company Director since September 27, 2002 and previously served as Chairman of the Board and a Director from 1993 to 1996.  Mr. Greene was a WesterN SizzliN franchisee from 1973 to 1996.  He has been a Board Member of First Community Bank of Gastonia, North Carolina since 1993 and also serves on the board of RBC Centura Bank.

J. Alan Cowart has been a Company Director since November 11, 1999.  Mr. Cowart has been a WesterN SizzliN franchisee since 1985 and is presently the owner-operator of a restaurant in Pooler, Georgia.

Stanley L. Bozeman, Jr. has been a Company Director since April 12, 1995.  Mr. Bozeman has been a WesterN SizzliN franchisee since 1979.  He is presently the owner-operator of a restaurant in Griffin, Georgia.  He is the General and Managing Partner of Bozeman Properties Limited Partnership and owner of Stan Bozeman Rental Property Company.

William E. Proffitt has been a Company Director since August 13, 2002.  Mr. Proffitt has been a WesterN SizzliN franchisee since 1997 and is presently the owner-operator of a restaurant in Charlottesville, Virginia.  Prior to that he was Director of Company Operations for WesterN SizzliN Corporation from 1996 to 1997.  Mr. Proffitt has been working in the WesterN SizzliN system since 1981.

Thomas M. Hontzas has been a Company Director since September 27, 2002 and previously served as a Director from May 14, 1997 to June 2001.  Mr. Hontzas retired in May 1998 as Executive Vice President of Deposit Guaranty Corporation in Jackson, Mississippi, a holding company with banking offices in three states.  He had been with Deposit Guaranty Corporation since 1968.  He has served as a director of the board of The Peoples Bank of Mendenhall since 2000 and was elected Chairman in 2004.  Mr. Hontzas has been a WesterN SizzliN franchisee since December 20, 1979.

Jesse M. Harrington, III  has been a Company Director since September 27, 2002 and previously served as a Director from November 12, 1996 to May 1999.  Mr. Harrington is a financial consultant for individuals, having retired as Senior Vice President-Treasurer of Hardee’s in Rocky Mount, North Carolina.  He was responsible for all Treasury and Controllership functions at various times while with Hardee’s from 1968 to 1993.

Pat Vezertzis has been a Company Director since September 27, 2002 and previously served as a Director from December 13, 1993 to May 1997.  Mr. Vezertzis founded and is President of Vezertzis Service Systems, Inc. in Fort Payne, Alabama.  Vezertzis Service Systems, Inc. operates WesterN SizzliN franchises and owns three shopping centers and other commercial properties.  Mr. Vezertzis currently is a Director of Compass Bank in Fort Payne, Alabama, Lepta, Inc. in Fort Payne, Alabama, and S & V Services, Inc. in Scottsdale, Alabama, positions he has held since 1979.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date (a) by each current executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”), (b) by each Director, (c) by all Directors and Executive Officers as a group, and (d) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.  Unless otherwise indicated, the address for these individuals is 317 Kimball Avenue, Roanoke, Virginia 24016.

NAME AND ADDRESS OF PERSON	NO. OF SHARES		PERCENT OF CLASS (2)

James C. Verney	25,000		(1)
President and Chief Executive Officer

Robyn B. Mabe	10,000		(1)
Vice President, Chief Financial Officer,
and Secretary/Treasurer

Stanley L. Bozeman, Jr.	281,000	(3)	2.3%
Director
1412 North Expressway
Griffin, GA 30223

J. Alan Cowart	372,000	(4)	3.1%
Director
104 Pine Lakes Avenue
Savannah, GA 31405

Titus W. Greene	2,000,000	(5)	16.6%
Director
2109 Windermere Lane
Shelby, NC 28150

Paul C. Schorr, III	660,009	(7)	5.5%
Director
P. O. Box 57310
Lincoln, NE 68505

Roger D. Sack	229,799		1.9%
Director
2745 East Gate Road
Lincoln, NE 68502

Thomas M. Hontzas	125,152		1.0%
Director
3853 Sleepy Hollow
Jackson, MS 39211

A. Jones Yorke	20,000	(6)	(1)
Director
450 Park Avenue
New York, NY 10022

William E. Proffitt	11,000		(1)
Director
3721 Skye Court
Earlysville, VA 22936

Jesse M. Harrington, III	10,000		(1)
Director
3705 Sheffield Drive
Rocky Mount, NC 27803-1160

Pat Vezertzis	27,500	(1)
Director
2200 Gaunt Avenue North
Ft. Payne, AL 35967

Joseph S. Cowart	960,000	5.8%
Shareholder
627 Friendship Church Rd
Twin City, GA 30471

Hummingbird Management, LLC	1,020,681	8.5%
Shareholder
153 East 53rd Street
55th Floor
New York, New York 10022

All Directors and Officers as a group beneficially own 3,771,460 shares or 31.3% of the outstanding Common Stock as of April 19, 2004.

(1)                                  Represents less than 1% of the outstanding Common Stock of the Company.

(2)                                  Based upon 12,066,651 shares of Common Stock outstanding as of April 19, 2004.  Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within sixty days upon exercise of stock options or warrants and shares, options or warrants owned indirectly through a partnership or corporation.  Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options or warrants and shares, options or warrants owned indirectly.  However, the shares of Common Stock so issuable upon exercise by any persons are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(3)                                  This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(4)                                  This number of beneficially owned shares includes 12,000 shares owned by two of Mr. Cowart’s minor children.

(5)                                  This number of beneficially owned shares includes 1,434,500 shares owned by Titus Green and Company, a family limited partnership in which Titus Greene has sole voting and dispositive power, and 565,500 shares personally.

(6)                                  This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options or warrants.

(7)                                  This number of beneficially owned shares includes 121,181 shares owned directly by The Schorr Family Company, Inc., in which Mr. Schorr is the President and Chief Executive Officer.

BOARD MEETINGS AND COMMUNICATIONS

The Board of Directors met five times during 2003 and held four telephonic meetings.  The Board acted on several matters by unanimous written consent.  The Board of Directors has an Audit Committee, Compensation Committee, a Nominating Committee, and an Executive Committee.  The Company has no formal attendance policy for the Annual Meeting, but all members are encouraged to attend.

Shareholders wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should sent their communication in writing to the President of the Company at the Company’s principal office in Roanoke, Virginia.  The President will promptly send the communication to each member of the Board.

The Executive Committee, which currently consists of Directors Titus W. Greene, Thomas M. Hontzas, A. Jones Yorke and Paul C. Schorr, III (Chair), conducts certain affairs of the Company in absence of the entire Board of Directors and as allowed by the Company’s Bylaws and applicable law.  In 2003, the

Executive Committee did not meet.  The other committees are discussed in detail under the respective headings that follow.

Directors are paid $1,500 for each Board meeting attended and a $1,000 quarterly retainer.  Additionally, the Directors receive $500 for each telephonic Board meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company oversees the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the  consolidated financial statements and the reporting process including the systems of internal controls.  The Company’s Board of Directors has adopted a written charter for the Audit Committee.

The Audit Committee currently consists of Directors Paul C. Schorr, III, Thomas M. Hontzas, Jesse M. Harrington, III and A. Jones Yorke (Chair).  All members of the Audit Committee meet the independence standards of the NASD’s listing requirements.  The Board of Directors has determined that A. Jones Yorke is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities and Exchange Commission.  The Audit Committee meets periodically with the Company’s independent public accountants and members of management to review the Company’s accounting policies.  It also reviews the scope and adequacy of the independent accountants’ audit of the Company’s annual consolidated financial statements.  The Audit Committee recommends in advance the firm of independent public accountants to be retained by the Company to provide audit and audit related services.  In addition, the Chair of the Audit Committee pre-approves any engagement of accountants to provide non-audit services and all such engagements are reviewed and ratified by the Audit Committee at its next meeting. In 2003, the Audit Committee held telephonic conferences and met ten times.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company to be set forth in the Company’s 2003 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 with management of the Company.  The Audit Committee also discussed with KPMG LLP, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company’s consolidated financial statements under generally accepted auditing standards.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”, has considered the compatibility of nonaudit services with the auditors’ independence, and has discussed with KPMG LLP their independence from the Company.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2003 for filing with the Securities and Exchange Commission.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 (or amended) and the rules and regulations thereunder.

Audit Committee

A. Jones Yorke (Chairperson)

Paul C. Schorr, III

Jesse M. Harrington, III

Thomas M. Hontzas

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP were the independent public accountants for the Company for the fiscal year ended December 31, 2003.  On February 20, 2004, the Company notified KPMG LLP that they would be dismissed upon completion of the audit for the year ended December 31, 2003.  Effective February 20, 2004 the Audit Committee of the Board of Directors selected Grant Thornton LLP as the Company’s successor’s independent auditor of the fiscal year ended December 31, 2004.  KPMG LLP independent auditors’ reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the fiscal 2002 audit report of KPMG LLP dated February 28, 2003, referred to the change in the Company’s method of accounting for goodwill effective January 1, 2002, as required by the Company’s adoption of Statement of Financial Accounting Standards (SFAS) No. 142. There were no disagreements with KPMG LLP during the fiscal years ended December 31, 2003 and 2002 or for the interim period through March 30, 2004, the filing date of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP would have caused it to make reference the subject matter of the disagreements in connection with its independent auditors’ report.  Representatives of KPMG LLP and Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to make any statements they desire and will also be available to respond to questions.

Summary of KPMG LLP’s Fees for 2003

Audit Fees.  KPMG LLP’s fees for the 2003 annual audit of the Company’s consolidated financial statements and quarterly reviews of the consolidated financial statements were  $120,000 in 2003.  Fees for the same services during 2002 were $110,000.

Audit Related Fees.  KPMG LLP did not bill the Company during 2003 or 2002 for services related to the performance of its audit or reviews of the Company’s consolidated financial statements not reported under the caption “Audit Fees”.

Tax Fees.  KPMG LLP’s fees for tax services during 2003 were $22,785.  These services included tax review and advice, and the preparation of 2002 tax returns.  No fees for tax services were paid to KPMG in 2002.

All Other Fees.  KPMG LLP did not bill the Company during 2003 or 2002 for services not reflected in the above captions.

REPORT OF THE COMPENSATION COMMITTEE

The Company has a Compensation Committee, which is responsible for reviewing and recommending to the Board of Directors of the Company annually the compensation to be paid to the President and Chief Executive Officer of the Company.  The Compensation Committee consists of Directors Pat Vezertzis, Chairperson, William E. Proffitt and Stanley L. Bozeman, Jr.  All members of the Compensation Committee are independent under the NASD’s listing requirements.  The Committee met three times in 2003 and held two telephonic conferences.

The Committee functions include:

•                  Determining the compensation of the Chief Executive Officer;

•                  Overseeing all other executive officers’ compensation, including salary and bonus payments, as determined by the Chief Executive Officer.

Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer’s performance, the level of responsibility associated with the executive officer’s office, recruitment requirements and the performance of the Company.

Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time.  The major elements of the executive officers’ compensation are base salary, short-term incentive in the form of a bonus, and a long-term incentive in the form of options to purchase common stock, with an emphasis on annual bonuses and options.

The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company’s business, and its expectations as to his future contributions in directing the long-term success of the Company and its business.  On July 1, 2003, the Company hired a new President and Chief Executive Officer, at a base salary of $210,000 and a performance-based bonus beginning in 2004 and an initial stock option grant of 75,000 shares.

The foregoing report is submitted by the Compensation Committee of the Board of Directors of the Company in accordance with requirements of the Securities Exchange Act of 1934 (as amended) and the rules and regulations thereunder, and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company.

Pat Vezertzis (Chairperson)

William E. Proffitt

Stanley L. Bozeman, Jr.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth compensation paid to certain executive officers during the last fiscal year.

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	BOARD FEES
James C. Verney (1)	2003	$104,192	$0	$0
President and Chief Executive	2002	N/A	N/A	N/A
Officer	2001	N/A	N/A	N/A

Robyn B. Mabe	2003	$90,000	$40,000	$0
Vice President and	2002	$90,000	$30,000	$0
Chief Financial Officer,	2001	$76,000	$24,000	$0
Secretary/Treasurer

(1)                                  Mr. Verney was hired July 1, 2003 at a base salary of $210,000.

Stock options of 75,000 shares were granted to Mr. Verney in 2003 at an exercise price of $0.88.

No options were exercised in 2003 by any executive officer.

In November 2001, the Board of Directors adopted a resolution to provide severance of one year’s salary to Robyn B. Mabe in the event she is terminated within one year from the date of a sale or merger of the Company.

LIST OF CURRENT OFFICERS OF THE COMPANY

The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.

NAME	AGE	POSITION AND PRINCIPAL OCCUPATION SINCE 1999	OFFICER SINCE

James C. Verney	51	President and Chief Executive Officer since July 1, 2003. Prior to employment with the Company, Mr. Verney was President and Chief Executive Officer with Claremont Restaurant Group in Mooresville, NC from 1999 to 2002.	2003

Robyn B. Mabe	42	Vice President and Chief Financial Officer; Secretary/Treasurer. WesterN SizzliN’s Director of Accounting and Corporate Controller from January 1, 1994 through December 31, 2003; Secretary/Treasurer since January 1, 1999; WesterN SizzliN’s Vice President and Chief Financial Officer since February 1, 2001.	1999

NOMINATING COMMITTEE

The members of the Nominating Committee are Directors Roger D. Sack, J. Alan Cowart, and Titus W. Greene (Chair).  All members of the Nominating Committee are independent as defined by the NASD’s listing requirements.  The Nominating Committee acts under a written charter, adopted by the Board of Directors, which is appended to this proxy statement.  The Nominating Committee reports to and assists the Board of Directors in identifying individuals for membership to the Board and recommends to the Board the director nominees for the next Annual Meeting of shareholders.  The Nominating Committee held two meetings in 2003.

Nominees are chosen for their ability to represent all of the shareholders, and for their character, judgment, fairness and overall ability.  As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society.  Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

The following personal criteria will be considered in selecting candidates for the Board of Directors:

•                  Independence

•                  Wisdom

•                  Integrity

•                  Understanding and general acceptance of our corporate philosophy

•                  Valid business or professional knowledge and experience, that can bear on our strategies and deliberations

•                  Proven record of accomplishment

•                  Willingness to speak one’s mind

•                  Ability to challenge and stimulate management

•                  Future orientation

•                  Willingness to commit time and energy

The Nominating Committee will also consider proposals for nominees for director from stockholders, which are made in writing to the Secretary of the Company and comply with By-Law requirements.  The recommendation must contain sufficient background information concerning the nominee to enable a proper judgement to be made as to his or her qualifications.  Recommendations must also include a written statement from the candidate expressing a willingness to serve.

STOCK PERFORMANCE GRAPH

The following chart shows the changes in value over the five years ending December 31, 2003 of an assumed investment of $100 of (i) the Company’s common stock; (ii) stocks that comprise the Russell 2000 Index; and (iii) the common stocks of a peer group of companies comprised of Eateries, Inc., Pizza Inn, Inc., Roadhouse Grill and Star Buffet, Inc.  The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG WESTERN SIZZLIN CORPORATION, THE RUSSELL 2000 INDEX
AND A PEER GROUP

* $100 invested on 12/31/98 in stock or index- including reinvestment of dividends. Fiscal year ending December 31.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03

WESTERN SIZZLIN CORPORATION	100.00	71.77	27.94	29.36	48.84	42.48
RUSSELL 2000	100.00	121.26	117.59	120.52	95.83	141.11
PEER GROUP	100.00	76.88	35.23	26.24	35.60	32.84

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the “SEC”).  Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2003, no persons filed Form 4 on untimely basis.

RELATED PARTY TRANSACTIONS

Messrs. Bozeman, Cowart, Hontzas and Vezertzis collectively own franchises with respect to ten (10) restaurants.  The franchises were granted on the same terms and conditions as franchises to non-affiliated persons and these gentlemen paid the same royalty, advertising, and other costs as any other non-affiliated franchisee.

The Company leases its headquarters office space from an entity in which former President, Mr. Foti’s two adult children collectively own a 50% interest.  The Company paid $78,480 in rent during 2003 for this space.  The lease was approved by the Compensation Committee of the Board and the per square foot rental was deemed to be comparable and competitive with similar space in Roanoke.  The Company is relocating and leasing to a comparable space in June 2004 to an unrelated party.

The Company subleases a leased property to an entity V & F Food Services, in which Pat Vezertzis is a partner.  V & F Food Services is the landlord and the subleasee.  The net affect of the transaction was a cost to the Company of $42,500 for 2003.

The Company formed a limited liability company with W & K Foods, LLC, in which William Proffitt, one of the Company’s directors, is the principal.  The purpose of the organization is to develop and operate a restaurant.  Each member will contribute an initial capital cash contribution of $250,000.  The operating agreement has been executed but the project has not yet been funded and is still in the development stage.

There are no other affiliated or related transactions between or among the Company and its Officers and Directors.

The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company that such Directors or committee believe would be available from unrelated third parties.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to its Directors, Officers and employees.  A copy of the Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for 2003.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Robyn B. Mabe
Secretary

THE WESTERN SIZZLIN CORPORATION

BOARD OF DIRECTORS

CHARGE TO THE NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE

Role of the Committee

The Nominating and Corporate Governance Committee will recommend to the Board of Directors those persons to be elected as directors of the Corporation, chairmen and members of the standing Board committees, and officers of the Corporation.  The Committee will also recommend to the Board of Directors general guidelines for Board and Board committee structure, composition, criteria for board membership, frequency of meetings, conflicts of interest, and Board compensation.

Composition

The Nominating and Corporate Governance Committee will have not less than three members, all of whom shall be members of the Board of Directors.

The Chairman of the Committee will be a non-management director and will be elected by the Board of Directors from among the members of the Committee.

Frequency of Meetings

The Nominating and Governance Committee will meet as often as is necessary for it to carry out its duties.  The Board’s expectation is that the Committee will meet no less than one or more than three times per year.  Meetings of the Committee may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the Chairman of the Committee, or any two members of the Committee.

Duties

1.             The Nominating and Corporate Governance Committee will:

•                                          Identify and assist in the acquisition of highly qualified candidates for membership on the Board of Directors;

•                                          Review the qualifications of candidates for election to the Board of Directors, from whatever source received, in accordance with guidelines established by the Board of Directors;

•                                          Recommend to the Board of Directors prior to its annual meeting or at such other times as the Committee is called upon to make recommendations, a slate of nominees for elections as:

a.                                       Directors of the Corporation,

b.                                      Chairman of the Board and Vice Chairman of the Board,

c.                                       Members of the standing committees of the Board,

d.                                      Chairman of the standing committees,

e.                                       Officers of the Corporation.

2.                                       Review and make recommendations to the Board of Directors with respect to conflicts of interest and potential conflicts of interest among directors, officers, and key employees of the Corporation and its affiliates.

3.                                       The Committee will also review any contract for goods or services that the Corporation or its affiliates have with a director personally, a corporation in which the Director is a majority shareholder, or from which a director may profit in any material way.  The Committee should review these contracts in advance for fairness, reasonableness, and cost to the Corporation and report them to the Board of Directors for Board approval.

4.                                       Recommend general criteria to the Board of Directors for Board including, without limitation, educational background, business or professional, age, length of service, geographic representation, and technical skills.

5.                                       Recommend general criteria to the Board of Directors for Board structure including, without limitation, the size of the Board of Directors, number of Board committees, size of the committees, and number of committee members.

6.                                       Review and as it deems appropriate, make recommendations to the Board of Directors with regard to the effective functioning of the Board including, without limitation, the quality, quantity, and timeliness of the information received by the Board; the frequency and the location of Board and committee meetings; the length and content of the Board and committee meetings.

7.                                       Review and, as it deems appropriate, make recommendations to the Board of Directors with respect to outside directors’ compensation for Board and committee service.

8.                                       No less frequently than once each year, the Committee shall review the expense reports of the Corporation’s Chief Executive Officer with the Chief Executive Officer and report the result of the review to the Board.

WESTERN SIZZIN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 22, 2004

The undersigned hereby constitutes and appoints Paul C. Schorr, III and Robyn B. Mabe or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned’s agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Western Sizzlin Corporation to be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354 on the 22th day of June, 2004 at 10:00 a.m. local time or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AGAINST THE STOCKHOLDER’S PROPOSAL AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

		Please mark your votes as indicated in this example	☒

1. Election of Directors for Annual term

Paul C Schorr, III, Roger D. Sack, Stanley L. Bozeman, Jr., A. Jones Yorke, Titus  W. Greene,  J. Alan Cowart, Pat Vezertzis, Thomas M.Hontzas, William E. Proffitt,  and Jesse M. Harrington, III

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

FOR the ten nominees (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for the ten nominees listed to the right.
☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

		Dated:	, 2004

Signature of Stockholder

Signature of Stockholder

Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.